SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 19, 2002

                        ADVANCED OPTICS ELECTRONICS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


                0-24511                                 88-0365136
        (Commission File Number)            (I.R.S. Employer Identification No.)


                           8301 Washington NE, Suite 5
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)


                                 (505) 797-7878
              (Registrant's Telephone Number, Including Area Code)


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Item 4.  Change in Registrant's Certifying Accountant
-------  --------------------------------------------

Effective December 19, 2002, the Board of Directors of the Company approved the engagement of Squar, Milner, Reehl & Williamson, LLP Public Accountants ("Squar Milner") as its independent auditors for the fiscal year ended December 31, 2002 to replace Atkinson & Co. The Company did not consult with Squar Milner on any matters prior to their retention.

The resignation of Atkinson & Co. was detailed in the Registrant's 8K of November 25, 2002.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             ADVANCED OPTICS ELECTRONICS INC.


Date:   December 20, 2002

                                             By: /s/ John J. Cousins
                                                 -------------------
                                                 John J. Cousins
                                                 Vice President, Finance







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